John Hancock ESG International Equity Fund

Summary prospectus 12/14/16

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the Statement of Additional Information and most recent reports, online at jhinvestments.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 800-225-5291 (Class A) or 888-972-8696 (Class I and Class R6) or by sending an email request to info@jhinvestments.com. The fund's prospectus and Statement of Additional Information, both dated 12/14/16, are incorporated by reference into this summary prospectus.

TICKERS

A: JTQAX	I: JTQIX	R6: JTQRX

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available from your financial representative and on pages 12 to 13 of this prospectus under "Sales charge reductions and waivers" or pages 82 to 85 of the fund's Statement of Additional Information under "Initial sales charge on Class A shares."

Shareholder fees (%) (fees paid directly from your investment)	A	I	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I	R6
Management fee	0.85	0.85	0.85
Distribution and service (Rule 12b-1) fees	0.25	0.00	0.00
Other expenses [1]	0.62	0.61	0.52
Total annual fund operating expenses	1.72	1.46	1.37
Contractual expense reimbursement [2]	–0.44	–0.44	–0.44
Total annual fund operating expenses after expense reimbursements	1.28	1.02	0.93

1 "Other expenses" have been estimated for the fund's first year of operations.

2 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.91% of average net assets of the fund. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. This agreement expires on February 28, 2018, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R6
1 year	624	104	95
3 years	974	418	390

John Hancock ESG International Equity Fund

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. Because the fund had not commenced operations as of the date of the prospectus, there is no portfolio turnover to report.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of foreign companies having a market capitalization of $2 billion or more at the time of purchase that meet the manager's sustainability criteria. The manager seeks companies meeting its sustainability criteria with high-quality characteristics, including strong or improving environmental, social, and governance (ESG) records.

The fund primarily invests in a diversified portfolio of equity securities of foreign companies in a number of developed and emerging markets outside of the United States. The fund defines foreign companies as companies: (i) that are organized under the laws of a country outside the United States; or (ii) that have a minimum of 50% of their assets, or that derive a minimum of 50% of their revenue or profits, from businesses, investments, or sales outside of the United States.

The manager seeks to preserve and build capital over the long term through investing in a diversified portfolio of international-developed and emerging- market stocks of companies it believes are high quality and under-valued. The manager looks for companies with sound governance and a history of responsible financial management that, in its opinion, are capable of consistent profitability over a long time horizon. The manager seeks to fully integrate ESG criteria into the stock selection and portfolio construction process and expresses a preference for best-in-class firms with innovative approaches to the environmental and social challenges their industries, society, and the world face. "Best-in-class" refers to firms that the manager views as having better records on ESG criteria than other firms in the same industry or sector.

The manager seeks to identify companies with a demonstrated overall high level of accountability to all stakeholders, including providing safe, desirable, high-quality products or services and marketing them in responsible ways. ESG criteria reflect a variety of key sustainability issues that can influence company risks and opportunities and span a range of metrics including board diversity, climate change policies, water management policies, and supply chain and human rights policies. The fund may focus its investments in a particular sector or sectors of the economy. The fund will avoid investments that in the judgment of the manager have material direct revenues from production of nuclear power, tobacco, and/or weapons/firearms.

The manager selects stocks through bottom-up, fundamental research, while maintaining a disciplined approach to valuation and risk control. The manager may sell a security when its price reaches a set target, if it believes that other investments are more attractive, when in its opinion ESG performance significantly deteriorates, or for other reasons it may determine.

The manager employs active shareowner engagement to raise environmental, social, and governance issues with the management of select portfolio companies. Through this effort, the manager seeks to encourage company managements toward greater transparency, accountability, disclosure, and commitment to ESG issues.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

The fund's main risks are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

John Hancock ESG International Equity Fund

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.

Responsible investing risk.  Investing primarily in responsible investments carries the risk that the fund may underperform funds that do not utilize a responsible investment strategy.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.

Past performance

This section normally shows how the fund's total returns have varied from year to year, along with a broad-based market index for reference. Because the fund had not commenced operations as of the date of this prospectus, there is no past performance to report.

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor Boston Common Asset Management, LLC

Portfolio management

Praveen Abichandani, CFA Co-Portfolio Manager Managed the fund since inception	Corné Biemans Co-Portfolio Manager Managed the fund since inception	Matthew Zalosh, CFA Co-Portfolio Manager Managed the fund since inception

Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund's sole discretion. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares).

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

© 2016 JOHN HANCOCK FUNDS, LLC 4690SP 12/14/16 SEC file number: 811-00560